                                                                 EXHIBIT 10.20


                INSTRUCTIONS TO COMPLETING EMPLOYMENT AGREEMENTS
                                (BSC - Corporate)

- PLEASE PREPARE AND EXECUTE TWO DUPLICATE ORIGINALS OF EACH EMPLOYMENT AGREEMENT. PROVIDE THE EMPLOYEE WITH A FULLY SIGNED ORIGINAL AND SEND THE OTHER SIGNED ORIGINAL TO THE HUMAN RESOURCES DEPARTMENT, PROPERLY IDENTIFIED AS AN ORIGINAL.

-        CORPORATE SIGNATURES
         Employment Agreements should be signed by a Vice President responsible for the department or division in which the employee works, or by the Vice President of Human Resources.

-        EXHIBIT A
         The definition of the territory should be limited to the geographic area in which the employee performs his or her duties on behalf of Norrell; it cannot be defined with respect to the geographic area in which Norrell does business. DO NOT DEFINE THE TERRITORY AS "THE UNITED STATES" OR "THE UNITED STATES AND CANADA!"

         The employee must perform his duties in all or substantially all of the defined territory; for example, the definitions should not specify the state of Georgia when the employee's duties are limited to the Atlanta metropolitan area.

         The territory must be clearly defined and definite as of the date the agreement is signed; it cannot expand or contract automatically during the term of the Agreement to reflect an expansion or contraction of the area in which the employee performs his or her duties on behalf of Norrell. If the employee's territory changes, the parties should execute a new Exhibit A and attach it to the original.

-        EXHIBIT B
         Because each Norrell employee will have different duties, this definition should be completed on a case-by-case basis. In completing the definition, it will be important to be as accurate as possible. The listing of a duty which the employee does not perform on behalf of Norrell (but under the terms of the Agreement he or she would be prohibited from performing for a Competing Business), could render the entire covenant unenforceable. Conversely, however, the definition should be as broad as possible, so that Norrell can reap the full protection available to it. If the employee's job changes, the parties should execute a new Exhibit B and attach it to the original.

-        EXHIBIT C
         Exhibit C should contain a list of all Inventions, patents, and Works to which the Associate claims ownership as described in Sections 9, 10, and 11 herein and of all agreements referred to in Section 12 herein. If the Associate claims no such ownership or has no applicable agreements, state "None."




                 [DO NOT INCLUDE THIS PAGE IN FINAL AGREEMENT.]

                     EMPLOYMENT AND NONCOMPETITION AGREEMENT
                                 (BSC Corporate)


                  THIS AGREEMENT is effective this____ day of_________________, 199___, between Norrell Corporation and/or any of its Subsidiaries (the "Company"), and ___________________________________whose address is_____________
________________________________________________________________________________
________________________(the "Associate").

                              W I T N E S S E T H:

                  WHEREAS, the Company desires to employ or to continue the employment of the Associate to perform, throughout the Area (as defined in Section 1(a)), the services described in Section 2(b), and the Associate desires to accept or to continue such employment on the terms and conditions hereinafter set forth; and

                  WHEREAS, in the course of the Associate's employment, the Company will provide Associate and the Associate will gain knowledge of the business, affairs, finances, management, marketing programs and philosophy, customers and methods of operation of the Company, the Company will train the Associate at the expense of the Company in the operation and management of the Business of the Company and the marketing and sale of the Company's services through the use of techniques, systems, forms and methods used and devised by the Company; and the Associate will be furnished by Company with access to lists of the Company's Customers and their needs, and will or has become personally known to and acquainted with the Company's Customers in the Area thereby establishing a personal relationship with such Customers for the benefit of the Company; and

                  WHEREAS, the Company would suffer irreparable harm if the Associate were to use such knowledge, information, business acumen and personal relationships in competition with the Company; and

                  NOW, THEREFORE, in consideration of the employment or continued employment of the Associate by the Company, the above premises and the other agreements hereinafter set forth, the Company and the Associate (collectively, the "Parties" and individually, a "Party"), intending to be legally bound, hereby agree as follows:

1.                Definitions.

                  (a) "Area" shall mean the area set forth in Exhibit "A" which the Parties acknowledge is no broader than the geographical areas in which or for which Associate will perform the Duties. As and when the territory in which the Associate performs the Duties materially changes, the Parties agree to amend Exhibit "A".

                  (b) "Business of the Company" shall mean and include the business of marketing and providing personnel, including personnel to provide accounting, financial, bookkeeping, clerical, health care, technical and light industrial services, on a temporary basis to customers located in the Area and marketing and providing to customers located in the Area technical staffing, technical consulting and information services, facilities staffing, contract services, teleservices, communication skills training, human resource services, staffing services, Management Services and outsourcing, permanent placement, and data entry services, or the licensing or franchising of others to engage in any such business. It shall also mean the business of conducting the affairs and activities of the Corporate Office functions in conjunction with all such business described in this section.

                  (c) "Competing Business" shall mean a person or entity engaged in any business which is the same or essentially the same as the Business of the Company.

                  (d) "Confidential Information" of the Company shall mean all non-public, competitively sensitive information or data of or about Company other than "Trade Secrets" (as defined below). Confidential Information shall not include (1) information released to the public at large without restriction,
(2) information generally known to be obtainable from public sources in usable form without significant effort or expense, (3) information lawfully and independently developed or acquired without reliance in any way on the information received pursuant to the Associate's employment hereunder, and (4) general skills and learning lawfully and independently acquired.

                  (e) "Corporate Office" shall mean the office of the Company at 3535 Piedmont Road, N.E., Atlanta, Georgia 30305.

                  (f) "Customers" shall mean actual customers and clients of the Company and actively solicited prospective customers and clients of the Company.

                  (g) "Duties" shall mean the duties set forth on Exhibit "B" attached hereto and made a part hereof. As and when the duties of the Associate materially change, the Parties agree to amend Exhibit "B" to reflect such changes in duties, and such other tasks as the Board of Directors, the Chairman or the President of the Company, or their respective designees, may assign to the Associate from time to time.

                  (h) "Management Services" shall mean the managing and performing of all or part of a client's business activities or functions, in which the provider of the services has responsibility for the function or activity performed and for the results of such performance.


                  (i) "Subsidiaries" shall mean any entities in which Norrell Corporation has greater than a 20% beneficial interest.

                  (j) "Trade Secrets" shall mean information that: (a) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. To the extent that applicable law mandates a definition of "trade secret" inconsistent with the foregoing definition, then the foregoing definition shall be construed in such a manner as to be consistent with the mandated definition under applicable law. Assuming the criteria of applicable law are met, Trade Secrets shall include, without limitation, actual and potential customer lists, sales and marketing information, customer account records, training and operations material and memoranda, computer software and systems, personnel records, code books, pricing information and financial information concerning or relating to the business, accounts, customers, associates and affairs of the Company or its franchisees and licensees and all physical embodiments of the foregoing.

2.                Terms of Employment; Duties.

                  (a) The Company employs or agrees to continue the employment of the Associate and the Associate accepts or agrees to continue such employment with the Company subject to the terms and conditions of this Agreement.

                  (b) The Company employs or agrees to continue the employment of the Associate to perform the Duties and the Associate agrees to devote all of the Associate's business time to performing the Duties for the Company, subject to the terms and conditions of this Agreement.

                  (c) All funds and property received by the Associate on behalf of the Company or its parent or any affiliated corporation shall be received and held by the Associate in trust, and the Associate shall account for and remit all such funds to the Company.

3.                Compensation.

                  (a) In consideration for the Associate's performing the Associate's obligations hereunder, the Company shall pay to the Associate that salary set forth in the Personnel Change Notice pertaining to the Associate effective as of the date of this Agreement, subject to adjustment from time to time by agreement of the Parties, and shall permit Associate to participate in any present or future incentive compensation, bonus, profit-sharing, stock option, stock purchase, pension, retirement, medical or insurance plan of the Company as and to the extent Associate's participation in such plan(s) is approved by the Board of Directors of the Company.

                  (b) The Company shall have the right to withhold any sums otherwise payable to the Associate hereunder and to apply the same to any indebtedness of the Associate to the Company.

                  (c) The Associate shall be entitled to be reimbursed in accordance with the policies of the Company, as adopted and amended from time to time, for all reasonable and necessary expenses incurred by the Associate in connection with the performance of the Duties; provided Associate shall, as a condition of such reimbursement, submit verification of the nature and amount of such expenses in accordance with the reimbursement policies from time to time adopted by the Company.

                  (d) The Associate shall not be entitled to any compensation other than that set forth in this Section 3 for any services rendered by the Associate in any capacity to the Company or its parent or any affiliated corporation.

4.                Termination of this Agreement.

                  (a) The employment of the Associate by the Company may be terminated by either party at any time, provided that the Associate shall give the Company no less than two (2) weeks' prior notice.

                  (b) Upon the termination of the Associate's employment hereunder, the Company shall have no further obligation to the Associate or the Associate's personal representative with respect to this Agreement, except for base salary (exclusive of bonus) accrued hereunder and unpaid at the date of such termination and payment of severance amounts, if any, payable in accordance with the severance policy of the Company in effect at the time of termination.

                  (c) The covenants of the Associate in Sections 5, 6, 7 and 8 shall survive the termination or replacement of this Agreement and termination of the Associate's employment hereunder, and shall not be extinguished by any such events.

5.                Agreement Not to Compete.

                  In consideration of the Company's providing the Associate with access to its Confidential Information and Trade Secrets, the Company's training the Associate in the Business of the Company, and the Company's agreement to employ or continue the employment of the Associate hereunder, the Associate agrees that during the Associate's employment by the Company and for a period of one (1) year following the termination, for any reason, of this Agreement or of the Associate's employment with the Company, whichever shall first occur, the Associate will not, without the prior written consent of the Company, within the Area, either directly or indirectly, on the Associate's own behalf or in the service or on behalf of others, affiliate with any Competing Business as either (i) a manager, supervisor, administrator, consultant, instructor, officer, director, employee, independent contractor or salesperson providing services the same as or substantially similar to the Duties, or (ii) as a shareholder or owner of any equity interests in any Competing Business other than up to a five percent (5%) ownership of publicly traded equity interests of a Competing Business.



6.                Agreement Not to Solicit Customers.

                  In consideration of the Company's providing the Associate with access to its Confidential Information and Trade Secrets, the Company's training the Associate in the Business of the Company and the Company's agreement to employ or continue the employment of the Associate hereunder, the Associate agrees that during the Associate's employment by the Company and for a period of one (1) year following the termination, for any reason, of this Agreement or of the Associate's employment with the Company, whichever shall first occur, the Associate will not, without the prior written consent of the Company, either directly or indirectly, on the Associate's own behalf or in the service or on behalf of others, solicit, or attempt to solicit, any Customer
(i) whose account with the Company was sold, serviced or actively solicited by or under the supervision of the Associate during the two (2) years preceding the termination of such employment or (ii) that is otherwise located in the Area, for the purpose of providing such Customer or having such Customer provided with services


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

competitive with those that have been offered by the Company to such Customer. The foregoing subsection (ii) shall not apply where the Area is defined as the United States or the United States and Canada.

7.                Agreement Not to Solicit Personnel.

                  In consideration of the Company's providing the Associate with access to its Confidential Information and Trade Secrets, the Company's training the Associate in the Business of the Company and the Company's agreement to employ or continue the employment of the Associate hereunder, the Associate agrees that during the Associate's employment by the Company and for a period of one (1) year following the termination, for whatever reason, of this Agreement or of the Associate's employment with the Company, the Associate will not, either directly or indirectly, on the Associate's own behalf or in the service or on behalf of others, solicit away or attempt to solicit away to any Competing Business (i) any person employed by or under an independent contractor relationship with the Company or any franchisee or licensee of the Company within the Area, whether or not such person is a full-time associate or a temporary employee of the Company or such franchisee or licensee, and whether or not such employment is pursuant to written agreement and whether or not such employment is for a determined period or is at will, or (ii) any person or entity that is a franchisee or licensee of the Company within the Area, nor will Associate at any time during such period, either directly or indirectly, induce or attempt to induce any such employee, franchisee or licensee to terminate, breach or otherwise fail fully to perform any employment agreement, franchise or license agreement with the Company.

8.                Ownership and Non-disclosure and Non-use of Confidential
Information.

                  (a) In consideration of the Associate's receipt of and access to confidential information, the Associate acknowledges and agrees that all Confidential Information and Trade Secrets of the Company, and all physical embodiments thereof, are confidential to and shall be and remain the sole and exclusive property of the Company. Upon request by the Company, and in any event upon termination of the Associate's employment with the Company for any reason, as a prior condition to receiving any final wage or salary check or any employee benefit payment, the Associate shall promptly deliver to the Company all property belonging to the Company including, without limitation, all Confidential Information and Trade Secrets of the Company (and all embodiments thereof) then in the Associate's custody, control or possession, but any forfeiture of such wage or salary check or any employee benefit payment shall not be considered as satisfaction or a release of or liquidated damages for any claims for damages against the Associate which may accrue to the Company as a result of any breach of this Section 8(a) by the Associate.

                  (b) In consideration of the Company's providing the Associate with access to its Confidential Information and Trade Secrets, the Company's training the Associate in the Business of the Company and the Company's agreement to employ or continue the employment of the Associate hereunder, the Associate agrees that the Associate will not, either during the term of the Associate's employment by the Company or, in the case of Confidential Information, for three (3) years thereafter and, in the case of Trade Secrets, for the life of the trade secret, without the prior written consent of the Company, disclose or make available any Confidential Information or Trade Secret to any person or entity or make or cause to be made or permit or allow, either on the Associate's own behalf or on behalf of others, any use of any Confidential Information or Trade Secret other than in the proper performance of the Associate's duties hereunder. The Company agrees that the Associate is not prohibited hereby from disclosing or using any Confidential Information or Trade Secret which the Associate is required to disclose pursuant to a requirement of a governmental agency or of law without similar restrictions or other protections against public disclosure, provided, however, that the Associate shall first have given written notice of such required disclosure to the Company and have taken reasonable steps to allow the Company to seek to protect the confidentiality of the information required to be disclosed.

9.                Inventions.

                  (a) The Associate agrees that all Subject Inventions (as defined below) conceived or first practiced by the Associate during his or her employment by the Company, and all patent rights and copyrights to the Subject Inventions shall become the property of the Company, and the Associate hereby irrevocably assigns to the Company all of the Associate's rights to all Subject Inventions. "Subject Invention" means any Invention (as defined below) which is conceived by the Associate alone or in a joint effort with others during the Associate's employment by the Company which (i) may be reasonably expected to be used in a product of the Company; (ii) results from work that the Associate has been assigned as part of his or her duties as an employee of the Company; (iii) is in an area of technology which is the same as or substantially related to the areas of technology with which the Associate is involved in the performance of his or her duties as an employee of the Company; or (iv) is useful, or which the Associate reasonably expects may be useful, in any manufacturing or product design process of the Company. "Invention" means any discovery, whether or not patentable, including, but not limited to, any useful process, method, formula, technique, machine, manufacture, composition of matter, algorithm or computer program, as well as improvements thereto, which is new or which the Associate has a reasonable basis to believe may be new.

                  (b) The Associate agrees that if he or she conceives an Invention during his or her employment and there is a reasonable basis to believe that the Invention is a Subject Invention, the Associate will promptly provide a written description of the Invention to the Company adequate to allow evaluation for a determination as to whether the Invention is a Subject Invention. If the Associate is required by his or her supervisor as a part of the Associate's duties to maintain an engineering or similar notebook, the proper maintenance of the notebook shall satisfy the requirement of providing a written disclosure of any Subject Inventions. It is agreed that all the notebooks and written disclosures are the property of the Company.

                  (c) If, upon commencement of the Associate's employment with the Company, the Associate has previously conceived an Invention or acquired any ownership interest in any Invention, which: (i) is the Associate's property, or of which the Associate is a joint owner with another person or company; (ii) is not described in any issued patent as of the commencement of the Associate's employment with Company; and (iii) would be a Subject Invention if such Invention were made while a Company employee; then the Associate must, at the Associate's election, either: (i) provide the Company with a written description of the Invention on Exhibit C, if any, in which case the written description (but no rights to the Invention) shall become the property of the Company; or (ii) provide the


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

Company with the license described in Section 9(d) of this Agreement.

                  (d) If the Associate has previously conceived or acquired any ownership interest in an Invention described above in Section 9(c) and the Associate elects not to disclose the same to the Company as provided above, then the Associate hereby grants to the Company a nonexclusive, paid up, royalty-free license to use and practice the Invention, including a license under all patents to issue in any country which pertain to the Invention.

                  (e) The Associate owns no patents, individually or jointly with others, except those described on Exhibit C, if any.

10.               Patent Applications.

                  (a) The Associate agrees that should the Company elect to file an application for patent protection, either in the United States or in any foreign country on a Subject Invention of which the Associate was an inventor, the Associate will execute all necessary documentation relating to the patent applications, including formal assignments to the Company.

                  (b) The Associate further agrees that he or she will cooperate with attorneys or other persons designated by the Company by explaining the nature of any Subject Invention for which the Company elects to file an application for patent protection, reviewing applications and other papers and providing any other cooperation required for prosecution of the patent applications. The Company will be responsible for all expenses incurred for the preparation and prosecution of all patent applications on Subject Inventions assigned to the Company.

11.               Copyrights.

                  (a) The Associate agrees that any Works (as defined below) created by the Associate in the course of the Associate's duties as an employee of the Company constitute "Work for Hire" as defined in Sections 101 and 201 of the United States Copyright Law, Title 17 of the United States Code. "Work" means a copyrightable work of authorship, including without limitation, any technical descriptions for products, user's guides, illustrations, advertising materials, computer programs (including the contents of read only memories) and any contribution to such materials. All right, title and interest to copyrights in all Works which have been or will be prepared by the Associate within the scope of his or her employment with the Company will be the property of the Company. The Associate acknowledges and agrees that, to the extent the provisions of Title 17 of the United States Code do not vest in the Company the copyrights to any Works, the Associate hereby assigns to the Company all right, title and interest to copyrights which the Associate may have in the Works.

                  (b) The Associate agrees to disclose to the Company all Works referred to in Section 11(a) and will execute and deliver all applications, registrations, and documents relating to the copyrights to the Works and will provide assistance to secure the Company's title to the copyrights in the Works. The Company will be responsible for all expenses incurred in connection with the registration of all the copyrights.

                  (c) The Associate claims no ownership rights in any Works, except those described on Exhibit C, if any.

12.               Contracts or Other Agreements with Former Employer or
Business.

                  (a) The Associate agrees that he or she will provide to the Company, upon the execution and delivery of this Agreement, a copy of the pertinent portions of any employment agreement or similar document (described on Exhibit C, if any), executed by the Associate with a former employer or any business with which the Associate has been associated, which prohibits the Associate during a period of time from: (i) competing with or participating in a business which competes with the Associate's former employer or business; (ii) soliciting personnel of the former employer or business to leave the former employer's employment or to leave the business; or (iii) soliciting customers of the former employer or business on behalf of another business.

                  (b) The Associate hereby represents to the Company that he or she has not executed any agreement with any other party which purports to require the Associate to assign any Work or any Invention created, conceived or first practiced by the Associate during a period of time which includes the date of his or her commencement of employment with the company, except as described on Exhibit C, if any. The Associate will obtain and provide to the Company a copy of the above described agreement(s).

13.               Severability, Etc.

                  (a) The Associate agrees that the covenants and agreements contained in Sections 5, 6, 7 and 8 of this Agreement, and the subsections of those Sections, are of the essence of this Agreement; that each of such covenants is reasonable and necessary to protect and preserve the interests and properties of the Company and the Business of the Company; that the Company is engaged in and throughout the Area in the Business of the Company; that the Associate will perform or has performed the Duties in and throughout the Area; that irreparable loss and damage will be suffered by the Company should Associate breach any of such covenants and agreements; that each of such covenants and agreements is separate, distinct and severable not only from the other of such covenants and agreements but also from the other and remaining provisions of this Agreement; that the unenforceability of any such covenant or agreement shall not affect the validity or enforceability of any other such covenant or agreement or any other provision or provisions of this Agreement; and that, in addition to other remedies available to it, the Company shall be entitled to both temporary and permanent injunctions to prevent a breach or contemplated breach by Associate of any of such covenants or agreements. In the event that the Company should seek an injunction hereunder, the Associate waives any requirement that the Company post a bond or any other security.

                  (b) The Parties intend that in the event that a court, in construing the enforceability of any provision of this Agreement, determines that the covenant is unenforceably broad or ambiguous, such court shall have full power and authority to disregard or strike through any portion of the provision that renders the provision unenforceably broad or ambiguous or to modify or to reform the provision to the extent necessary to render it enforceable.

                  (c) In the event that the Associate shall breach any of the covenants set forth in Section 5, 6, 7 or 8 hereof, the running of the period of the restriction set forth in such Section shall be tolled during the continuation of any such


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

breach by the Associate for a period of not more than two (2) years, and the running of the period of such restrictions shall commence only upon compliance by the Associate with the terms of the applicable Section.

14.               No Set-off by Associate.

                  The existence of any claim, demand, action or cause of action by the Associate against the Company, or any parent, subsidiary or affiliate of the Company, whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of any of its rights hereunder.

15.               Amendment.

                  This Agreement and the Exhibits attached hereto, which are all hereby incorporated into and made a part of this Agreement, may be altered, amended, modified or superseded only in a writing executed by both of the Parties hereto. Notwithstanding anything to the contrary in this Agreement, any Exhibit hereto which is amended or superseded shall, for the purposes of Sections 5, 6 and 7 hereof only, remain effective for a period of one (1) year from the effective date of the Exhibit amending or superseding it.

16.               Assignment; Entire Agreement.

                  (a) This Agreement may be assigned by the Company and shall inure to the benefit of any such assignee. The waiver by the Company of any breach of this Agreement by the Associate shall not be effective unless in writing, and no such waiver shall constitute the waiver of the same or another breach on a different occasion.

                  (b) This Agreement and those provisions of prior employment agreements (if any) between the Associate and the Company which are expressly stated to survive the termination or the replacement of any such agreement embody the entire agreement of the parties hereto relating to the employment by the Company of the Associate in the capacity herein stated.

17.               Acknowledgement.

                  THE ASSOCIATE ACKNOWLEDGES THAT HE OR SHE HAS BEEN PROVIDED WITH AMPLE TIME TO CAREFULLY REVIEW EACH OF THE PROVISIONS OF THIS AGREEMENT AND TO CONSULT WITH COUNSEL OF HIS OR HER CHOICE, AND THAT HE OR SHE FULLY UNDERSTANDS EACH OF THE PROVISIONS OF THIS AGREEMENT.

                  IN WITNESS WHEREOF, the Company and the Associate have each caused this Agreement to be executed and delivered as of the date first shown above.

THE COMPANY:

NORRELL CORPORATION

By:
   ------------------------------------

Title:
      ---------------------------------

THE ASSOCIATE:

---------------------------------------(Signature)


---------------------------------------(Print or type name here)

                                    EXHIBIT A

                    Effective as of________________, 199___.


                  The Area shall be that territory located within a_____________ (_____) mile radius of each of the following offices of the Company:

















                                          THE COMPANY:

                                          NORRELL CORPORATION


                                          By:
                                             -----------------------------------


                                          Title:
                                                --------------------------------


                                          THE ASSOCIATE:


                                          --------------------------------------
                                          (Signature)


                                          --------------------------------------
                                          (Print or type name here)

                                    EXHIBIT B

                    Effective as of________________, 199___.


                  The Duties of the Associate, as a_____________________________
________________of the Company shall be as follows:
















                                          THE COMPANY:

                                          NORRELL CORPORATION


                                          By:
                                             -----------------------------------


                                          Title:
                                                --------------------------------


                                          THE ASSOCIATE:


                                          --------------------------------------
                                          (Signature)


                                          --------------------------------------
                                          (Print or type name here)

                                    EXHIBIT C

                    Effective as of________________, 199___.
















                                          THE COMPANY:

                                          NORRELL CORPORATION


                                          By:
                                             -----------------------------------


                                          Title:
                                                --------------------------------

                                          THE ASSOCIATE:


                                          --------------------------------------
                                          (Signature)


                                          --------------------------------------
                                          (Print or type name here)